August 12, 2019
VIA EDGAR
Jaea F. Hahn, Senior Counsel
Disclosure Review and Accounting Office
The United States Securities and Exchange Commission
100 F. Street, NE
Washington, D.C. 20549-8629
Re:Nationwide Life Insurance Company

File Nos. 333-229802
Dear Ms. Hahn:
On behalf of Nationwide Life Insurance Company ("Nationwide" or "we"), transmitted for filing with this letter is Pre-Effective Amendment No. 1 to the above-referenced Registration Statement. The filing is being made electronically via EDGAR in accordance with Regulation S-T.
On February 22, 2019, Nationwide filed an initial Registration Statement on Form S-1 for an Individual Single Purchase Payment Deferred Annuity Contract to be issued by Nationwide. Nationwide received your oral comments on the initial Registration Statement via telephone on April 24, 2019. Each oral comment is restated below and is followed by Nationwide’s response. Pre-Effective Amendment No. 1 reflects changes based on your April 24, 2019 oral comments and Nationwide’s responses thereto, and includes other miscellaneous disclosure changes. We will provide you with courtesy copies of this response letter, as well as the "marked" prospectus, via email.
(1)	Comment. The use of "Protection" in the name is potentially misleading and implies that assets are protected from loss. Provide an analysis of why the name is appropriate under Section 35(d) of the Investment Company Act of 1940 or revise the name.
Response. Nationwide does not believe the name "Nationwide Defined Protection Annuity" is misleading and requests that the Staff reconsider its objection to the contract’s name. In essence, as put forth below, we respectfully but vigorously suggest that the term "Protection" is not without context. It is coupled with, and preceded by, the term "Defined" which signals to potential investors that the contract’s protections are not without limits, and the boundaries of those protections are fully and prominently disclosed in the prospectus.
As a starting point, for clarification, Nationwide assumes that the Staff is not taking the position that Section 35(d) of the Investment Company Act of 1940 is applicable to the contract, as the contract is not issued or supported by a registered investment company. Rather, Nationwide assumes that the Staff’s reference to Section 35(d) is context for requesting an analysis on why the contract’s name is not generally misleading.
Nationwide believes the contract’s name, specifically the use of "Defined Protection," is not misleading because contract owners’ assets will benefit from specific (i.e., defined) protections against market losses under this contract, as follows:
First, the contract offers 24 strategies, each with its own level of protection referred to as a "Protection Level." A strategy’s Protection Level represents the amount of downside protection a strategy provides from market losses, functioning as a "floor" to negative market experience. When selecting from the menu of available strategies, a contract owner can choose from strategies that offer Protection Levels of 100%, 95%, or 90% and are named accordingly. The higher the Protection Level, the more protection from market losses. A Protection Level of 100% means a contract owner will experience no market losses during a strategy term, a Protection Level of 95% means the most a contract owner can lose as a result of market losses is 5% during a strategy term, and a Protection Level of 90% means the most a contract owner can lose as a result of market losses is 10% during a strategy term.
Columbus, Ohio 43215-2220	Nationwide Financial
Legal Counsel to the Nationwide Insurance Companies and their Associated Companies

Second, consistent with the concept of "Defined" protection, it is possible for losses on a strategy to exceed the floor established by the Protection Level, but only when the contract owner initiates a non-preferred withdrawal during negative market conditions, as prominently disclosed in the Registration Statement. In such event, any such additional market losses are not unlimited: they are effectively subject to an adjusted floor, also fully explained in the Registration Statement. And, again, for each strategy, if a contract owner makes no withdrawals or takes only preferred withdrawals for the duration of the strategy’s term, the contract owner’s market losses (if any) will never exceed the floor.
As such, Nationwide believes "Defined Protection" is not deceptive or misleading because it accurately describes and is consistent with how the contract works.
A contract owner will know that his or her strategy’s floor (i.e., Protection Level) establishes a defined level of protection, and that his or her market losses (if any) will not exceed the floor so long as he or she does not take non-preferred withdrawals, and, even then, any applicable additional loss is calculated pursuant to a formula.
In summary, the term "Protection" is accompanied and preceded by the term "Defined," which clearly communicates to potential investors that the contract’s protections are not without limits, and the boundaries of those protections are fully and prominently disclosed in the prospectus. We urge the staff to reconsider its initial reaction to the use of the term "Protection" in this context.
(2)	Comment. Rather than formulas and employing a multiplicity of defined terms, please clarify what each strategy component is in plain English, how it effects the amounts credited and debited from the customer account, and the purpose of each component and adjustment.
Response. We have revised the prospectus disclosure throughout using plain English to describe the various strategy components and how each component affects the customer’s account. Many of the formulas and defined terms have been replaced by or supplemented with plain English narratives.
(3)	Comment. Many defined terms are inherently misleading or confusing. The following are examples, but this is not an exhaustive list:
(a)	Index Multiplier – may reduce index performance; however, a plain English reading of "multiplier" would be to increase index performance.
(b)	Strategy Spread – does not appear to function like a typical spread feature, and it is unusual that a spread could cause investment losses when there is an increase to the index.
(c)	Non-Preferred Withdrawal Amount vs Strategy Non-Preferred Withdrawal Amount – it’s not clear why the distinction is necessary.
(d)	Interest – interest under the contract may be positive, negative or zero; normally, "interest" cannot be negative or zero.
Response. Nationwide has reviewed the defined terms used in the prospectus and made the following modifications:
•	Changed "Index Multiplier" to "Participation Rate";
•	Changed "Index Change" to "Index Performance";
•	Changed "Strategy Change Percentage (SCP)" to "Adjusted Index Performance (AIP)";
•	Changed "Interim Earnings Percentage (IEP)" to "Non-Preferred Strategy Earnings Percentage (NSEP)"; and
•	Changed references to "interest" to "earnings" where applicable.
However, we did not change the term "Strategy Spread." We are not aware of an established industry meaning for the term "spread" when used in conjunction with index-linked annuities that would imply to a customer that the deduction of the spread could not result in negative earnings. In addition, we believe the disclosure related to the Strategy Spread makes it clear that the deduction of the Strategy Spread from the Index Performance can result in negative earnings even when the Index Performance is positive. Therefore, we do not believe that the defined term "Strategy Spread" is misleading to a customer. However, we bolded the following disclosure in both the "Summary" and "Crediting Factors" sections:
"A Strategy Spread can result in negative Strategy Earnings even if you have positive Index performance. See "Limited Growth Potential Risk (Strategy Spread and Participation Rate Risk)" for additional risk information about the Strategy Spread."
Columbus, Ohio 43215-2220	Nationwide Financial
Legal Counsel to the Nationwide Insurance Companies and their Associated Companies

With respect to "Non-Preferred Withdrawals" and "Strategy Non-Preferred Withdrawals," when a withdrawal is processed, we determine how the withdrawal is allocated among strategies based on whether the withdrawal is a Preferred Withdrawal and/or Non-Preferred Withdrawal. Withdrawals are proportioned differently among the strategies for Preferred Withdrawals and Non-Preferred Withdrawals as a result of the different Interim Strategy Earnings calculations used for Preferred Withdrawals and Non-Preferred Withdrawals (Preferred Withdrawals use the SEP, and Non-Preferred Withdrawals use the NSEP). After a withdrawal is processed, the value of each strategy will be allocated in the same proportion as before the withdrawal. We have clarified this concept throughout the prospectus, as appropriate.
(4)	Comment. Please ensure the prospectus is written in plain English. An example is on page 19 of the initial Registration Statement: "When you stand to receive negative Interim Strategy Earnings, the most negative interest rate possible under the SEP formula will be less negative than the most negative interest rate possible under the IEP formula. This is due to the manner in which the Non-Preferred Withdrawal Adjustment Percentage is applied to the Protection Level within the IEP formula."
Response. Nationwide has replaced this sentence with new and clarifying disclosure and made revisions throughout the entire prospectus to address this concept/comment.
(5)	Comment. When describing adjustments to the amounts credited to the customer’s account, please consider breaking out when the customer holds to the end of the term versus when the customer takes a withdrawal. See disclosure in Comment 4 as an example of where this would be helpful.
Response. We have revised disclosure regarding the above-referenced adjustments accordingly.
With respect to the disclosure referenced in Comment 4, we revised the "Non-Preferred Strategy Earnings Percentage (NSEP)" section (formerly called the "Interim Earnings Percentage (IEP)" section) to include the following language that clarifies when the NSEP is less favorable to a contract owner than the SEP:
The NSEP effectively works as follows:
•	If the AIP is greater than 0%, the NSEP prorates (which will reduce) the AIP based upon the amount of time that has elapsed in the Strategy Term (resulting in less gains compared to the SEP which does not reduce the AIP);
•	If the AIP is less than 0% but greater than or equal to the amount of downside protection provided by the Protection Level, the NSEP will equal the AIP; and
•	If the AIP is less than the amount of downside protection provided by the Strategy’s Protection Level, the Non-Preferred Withdrawal Adjustment Percentage applies, and it will reduce the NSEP to an amount less than the downside protection provided by the Strategy’s Protection Level.
(6)	Comment. Provide numerical examples of how a strategy works as opposed to formulas.
Response. We have replaced or supplemented the formulas throughout the prospectus with more narrative and/or certain numerical examples, as opposed to singly using formulas to explain how certain aspects of the contract works. We have provided a detailed numeric withdrawal example, based on various scenarios and a set of assumptions, in an Appendix.
Please contact me direct at (614) 677-6123 if you have any questions regarding this filing.
Very truly yours,
Nationwide Life Insurance Company
/s/ Ben Mischnick
Ben Mischnick
Senior Counsel
cc: Dodie C. Kent, Partner
Eversheds Sutherland (US) LLP
Columbus, Ohio 43215-2220	Nationwide Financial
Legal Counsel to the Nationwide Insurance Companies and their Associated Companies